UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On September 14, 2023 Athena Gold Corporation ("Athena" or the "Company") issued a press release announcing results from its Phase 3 drilling program at its 100% owned, 4,000 acre Excelsior Springs Gold Project, located approximately 45 miles southwest of Goldfield in Esmeralda County, Nevada.

A total of nine RC drill holes were completed in the Phase 3 program for a total of 1,140 meters in the Western Slope Zone ("WSZ"); gold mineralization was extended both east and west. The purpose of the Company's Phase 3 drilling program was to expand the mineralization footprint and better understand the mineralization trend at the WSZ, which is in the prestigious Walker Lane Trend in Nevada. A copy of the press release is filed herewith as Exhibit 99.1.

Later on September 14, 2023 the Company issued a correction to the above-noted press release due to a typographical error. A copy of the corrected press release is filed herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
99.1	Press Release
99.2	Corrected Press Release
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: September 15, 2023	By:	/s/ John C. Power
John C. Power, President

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